UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      October 20, 2005
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:      (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
     On October 21, 2005, Lance, Inc. (the “Company”) entered into a new unsecured $50 million bridge credit agreement (the “New Credit Agreement”) with Bank of America, National Association, as agent and sole initial lender. A brief description of the material terms and conditions of the New Credit Agreement is included in Item 2.03 of this report, which description is incorporated by reference into this Item 1.01.
     The agent and certain of its affiliates have performed in the past, and may perform in the future, banking, investment banking, and/or advisory services for the Company and its affiliates from time to time for which they have received, or will receive, customary fees and expenses.
     A copy of the New Credit Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 2.01.      Completion of Acquisition or Disposition of Assets.
     On October 21, 2005, Columbus Capital Acquisitions, Inc. (“Columbus”), a wholly-owned subsidiary of the Company, consummated the purchase of substantially all of the assets (the “Asset Purchase”) of Tom’s Foods Inc., a U.S. based snack food manufacturer and distributor (“Tom’s Foods”), pursuant to an Asset Purchase Agreement, dated as of October 17, 2005 (the “Asset Purchase Agreement”), by and between Tom’s Foods, Columbus, and solely for purposes of Section 5.7 of the Asset Purchase Agreement, the Company. The United States Bankruptcy Court for the Middle District of Georgia entered an order on October 19, 2005 approving the Asset Purchase Agreement and the sale of the assets pursuant to section 363 of the United States Bankruptcy Code.
     The total purchase price paid by Columbus for the assets consisted of (i) a cash payment of $37.9 million, (ii) the assumption certain current trade payables, (iii) the assumption of up to $2.3 million of administrative costs relating to the winding down of Tom’s, subject to certain downward adjustments as specified in the Asset Purchase Agreement, and (iv) the assumption of certain other specified liabilities of Tom’s Foods, as set forth in the Asset Purchase Agreement. The forgoing description of the consideration paid under the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2005, and is incorporated herein by reference.
     The Company funded the cash purchase price for the acquisition with cash on hand and $36 million in proceeds from its existing $60 million unsecured revolving credit facility, as established under the Second Amended and Restated Credit Agreement, dated as of February 8, 2002 (the “Existing Credit Agreement”), among the Company, Lanfin Investments, Inc., Bank of America, National Association, as administrative agent, and the other parties named therein. On October 24, 2005, subsequent to the consummation of the Asset Purchase, the Company borrowed $36 million under its New Credit Agreement, as described under Items 1.01 and 2.03 of this report, and used the proceeds from such borrowing to repay the $36 million previously borrowed under the Existing Credit Agreement.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Borrowings under the Existing Credit Agreement.
     On October 20, 2005, the Company borrowed $36 million under its Existing Credit Agreement to partially fund the Asset Purchase. As described in Item 2.01 above, the Asset Purchase was consummated on October 21, 2005. On October 24, 2005, the Company repaid the $36 million borrowed under the Existing Credit Agreement with proceeds received from the New Credit Agreement as described below. As of the date hereof, the amount outstanding under the Existing Credit Agreement is approximately $13 million.
     A brief description of the material terms of the Existing Credit Agreement is set forth on pages 19, 38 and 39 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2004, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the complete terms and conditions of the Existing Credit Agreement. A copy of the Existing Credit Agreement is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the thirteen weeks ended March 30, 2002.
Borrowings under the New Credit Agreement.
     On October 21, 2005, the Company entered into the New Credit Agreement as described under Item 1.01 above. As discussed above, the Company borrowed $36 million under the New Credit Agreement on October 24, 2005 and used the proceeds from such borrowing to repay a portion of the amounts due under the Existing Credit Agreement. As of the date hereof, the amount outstanding under the New Credit Agreement is $36 million.
     The New Credit Agreement provides for unsecured revolving loans up to a maximum aggregate amount outstanding of $50 million. The New Credit Agreement expires on October 20, 2006, unless terminated earlier in accordance with its terms. Borrowings under the New Credit Agreement will bear interest at either a U.S. base rate or an offshore rate based on LIBOR, at the Company’s discretion. In connection with the loans, the Company will also pay a facility fee to each lender based on the amount of each lender’s loan commitment, initially at a rate of 0.10% per annum and adjusted to 0.175% if the company fails to provide quarterly financial statements required under the terms of the New Credit Agreement. The facility fee rate will also be adjusted after the end of each fiscal quarter based on the Company’s total debt-to-EBITDA ratio.
     The New Credit Agreement contains customary events of default, including a cross default provision and a change of control provision. In the event of a default, the agent may with the consent of the requisite number of lenders, or will, at the request of the requisite number of lenders, declare the obligations under the New Credit Agreement immediately due and payable. For certain events of default relating to insolvency and receivership, the commitments of the lenders are automatically terminated and all outstanding obligations become due and payable.
     The foregoing summary of the New Credit Agreement is not complete and is qualified in its entirety by reference to the New Credit Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

10.1	Bridge Credit Agreement, dated as of October 21, 2005, between the Company and Bank of America, National Association, as agent and sole initial lender.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: October 24, 2005	By:	/s/ David V. Singer

David V. Singer President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
October 20, 2005	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Bridge Credit Agreement, dated as of October 21, 2005, between the Company and Bank of America, National Association, as agent and sole initial lender.